                       SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                          Chemed Corporation
     .........................................................................
            (Name of Registrant as Specified in its Charter)

                          Chemed Corporation
     .........................................................................
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:
          ....................................................................
     2)  Aggregate number of securities to which transaction applies:
         .....................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11_/
         .....................................................................
     4)  Proposed maximum aggregate value of transaction:
         .....................................................................

_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
     .........................................................
     2)  Form, Schedule or Registration Statement No.:
     .........................................................
     3)  Filing Party:
     .........................................................
     4)  Date Filed:
     .........................................................

                                CHEMED LOGO HERE

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 16, 1994

  The Annual Meeting of Stockholders of Chemed Corporation will be held at The Phoenix Club, 812 Race Street, Cincinnati, Ohio, on Monday, May 16, 1994 at 11:00 a.m. for the following purposes:

  (1) To elect directors;

  (2) To ratify the selection by the Board of Directors of independent accountants; and

  (3) To transact such other business as may properly be brought before the meeting.

  Stockholders of record at the close of business on March 18, 1994 are entitled to notice of, and to vote at, the meeting.

  IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED
STATES.


                                      Kevin J. McNamara
                                          Secretary



April 5, 1994

                                CHEMED LOGO HERE

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Chemed Corporation (hereinafter called the "Company") of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") of the Company to be held on May 16, 1994 and any adjournments thereof. The Company's mailing address is 2600 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202. The approximate date on which this Proxy Statement and the enclosed proxy are being sent to stockholders is April 5, 1994. Each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, the shares represented thereby will be voted accordingly. The proxy may be revoked by the stockholder at any time before the meeting by providing notice to the Secretary.

  Only stockholders of record as of the close of business on March 18, 1994 will be entitled to vote at the Annual Meeting or any adjournments thereof. On such date, the Company had outstanding 9,845,166 shares of capital stock, par value $1 per share ("Capital Stock"), entitled to one vote per share.

                             ELECTION OF DIRECTORS

  Seventeen directors are to be elected at the Annual Meeting to serve until the following annual meeting of stockholders and until their successors are duly elected and qualified. Set forth below are the names of the persons to be nominated by the Board of Directors, together with a description of each person's principal occupation during the past five years and other pertinent information. The Company has a program under which one nomination for membership on the Board of Directors is rotated each year among senior officers of the Company and senior executives of its affiliates and operating subsidiaries. The persons considered to be in the rotating group are Naomi C. Dallob, Robert B. Garber, Douglas B. Harper, Anthony C. Hutton and Arthur V. Tucker. Mr. A. C. Hutton is being nominated from the group this year. It is anticipated that additional executives of the Company will be included in this rotating group in future years.

  Unless authority is withheld or names are stricken, it is intended that the shares covered by each proxy will be voted for the nominees listed. Votes that are withheld will be excluded entirely from the vote and will have no effect. The Company anticipates that all nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Board of Directors (except where a proxy withholds authority with respect to the election of directors). The affirmative vote of the holders of a majority of the voting power of the stockholders represented at the meeting will be necessary to elect each of the nominees for director.

                                    NOMINEES

  J. PETER GRACE                  Mr. Grace is Chairman of the Board of
  Director since 1970             Directors of the Company and is Chairman and
  Age: 80                         a director of W. R. Grace & Co. (hereinafter
                                  "Grace"), Boca Raton, Florida (international specialty chemicals and health care), and served Grace as its Chief Executive Officer from 1945 to 1992. He is a director of Milliken & Company, National Sanitary Supply
                                  Company, Omnicare, Inc., Roto-Rooter, Inc., and Stone & Webster, Incorporated. He is also a trustee emeritus of Atlantic Mutual
                                  Insurance Company, Atlantic Reinsurance
                                  Company and Centennial Insurance Co. and a director emeritus of Ingersoll-Rand Company.

  EDWARD L. HUTTON                Mr. Hutton is Chairman and Chief Executive
  Director since 1970             Officer of the Company and has held these
  Age: 74                         positions since November 1993. Previously,
                                  from 1970 to November 1993 he served the Company as President and Chief Executive
                                  Officer. Mr. Hutton is also the Chairman of Omnicare, Inc., Cincinnati, Ohio (health-care products and services), a public corporation in which the Company holds a 25.7% ownership interest (hereinafter "Omnicare"), Chairman of
                                  Roto-Rooter, Inc., Cincinnati, Ohio
                                  (plumbing and drain cleaning services and home service contracts), a 59%-owned subsidiary of the Company (hereinafter
                                  "Roto-Rooter"), and Chairman of National
                                  Sanitary Supply Company, Cincinnati, Ohio
                                  (sanitary and maintenance supplies
                                  distributor), an 87%-owned subsidiary of the Company (hereinafter "National"). Mr. Hutton is a director of National, Omnicare, Roto-Rooter and Sonic Corporation. Mr. Hutton is the father of Thomas C. Hutton, a Vice
                                  President and a director of the Company, an uncle of Jon D. Krahulik, the President and Chief Operating Officer and a director of the Company, and an uncle of Anthony C. Hutton, a Vice President and a nominee for director of the Company.

  JON D. KRAHULIK                 Mr. Krahulik is President and Chief Operating
  Director since August 1992      Officer of the Company and has held this
  Age: 49                         position since November 1993. Previously,
                                  from February 1993 to November 1993 he was Vice Chairman of the Board of Directors of the Company and from December 1990 to November 1993 he was an Associate Justice of the Supreme Court of Indiana. From 1975 to
                                  December 1990, he was a partner with the law firm of Bingham Summers Welsh & Spilman,
                                  Indianapolis, Indiana. He is also a Vice
                                  Chairman and a director of National, the Vice
                                  Chairman and a director of Roto-Rooter and the Vice Chairman of the Board and a director of Omnicare. Mr. Krahulik is a nephew of Edward L. Hutton, Chairman and Chief
                                  Executive Officer and a director of the
                                  Company, a cousin of Thomas C. Hutton, a Vice
                                  President and director of the Company, and a cousin of Anthony C. Hutton, a Vice President and a nominee for director of the Company.

  JAMES A. CUNNINGHAM             Mr. Cunningham is a Senior Chemical Adviser
  Director since 1990             with Wertheim Schroder & Co. Incorporated,
  Age: 49                         New York, New York (an investment banking,
                                  asset management and securities firm) and has held this position since March 1992.
                                  Previously, he was a Managing Director of Furman Selz Incorporated, New York, New York
                                  (an institutional investment company), and held this position from October 1990 to March
                                  1992. From January 1988 to June 1990, he was a Director of The First Boston Corporation,
                                  New York, New York (an investment banking firm). Mr. Cunningham is a director of National, Omnicare and Roto-Rooter.

  JAMES H. DEVLIN                 Mr. Devlin is a Vice President of the Company
  Director from May 1991          and Group Executive of the Company's Veratex
  to May 1992 and since           Group and has held these positions since
  February 1993                   December 1992. Previously, Mr. Devlin was an
  Age: 47                         Executive Vice President of Omnicare from
                                  May 1989 to December 1992 and held the same position with the Veratex Group since May
                                  1987 when it was owned and operated by
                                  Omnicare.

  CHARLES H. ERHART, JR.          Mr. Erhart retired as President of Grace in
  Director since 1970             August 1990, having held that position since
  Age: 68                         July 1989. Previously, he was Chairman of the
                                  Executive Committee of Grace and held that position from November 1986 to July 1989. He is a director of Grace, National, Omnicare and Roto-Rooter.


  JOEL F. GEMUNDER                Mr. Gemunder is President of Omnicare and has
  Director since 1977             held this position since May 1981. He is also
  Age: 54                         a director of Omnicare, National and
                                  Roto-Rooter.

  WILLIAM R. GRIFFIN              Mr. Griffin is President and Chief Executive
  Director since 1981             Officer and a director of Roto-Rooter and
  Age: 50                         has held these positions since May 1985. Mr.
                                  Griffin is also an Executive Vice President of the Company and has held this position since May 1991. Mr. Griffin is a director of Barefoot Inc., National and Omnicare.

  ANTHONY C. HUTTON               Mr. Hutton is a Vice President of the Company
  Previously a director from      and has held this position since May 1982.
  May 1989 to May 1991 and        Mr. Hutton is a director of National,
  May 1992 to May 1993            Roto-Rooter and Exel Limited. He is a nephew
  Age: 53                         of Edward L. Hutton, the Chairman and Chief
                                  Executive Officer and a director of the
                                  Company, a cousin of Jon D. Krahulik, the President and Chief Operating Officer and a director of the Company, and a cousin of Thomas C. Hutton, a Vice President and a director of the Company.

  THOMAS C. HUTTON                Mr. Hutton is a Vice President of the Company
  Director since 1985             and has held this position since February
  Age: 43                         1988. Mr. Hutton is a director of National,
                                  Omnicare and Roto-Rooter. He is a son of Edward L. Hutton, the Chairman and Chief
                                  Executive Officer and a director of the
                                  Company, a cousin of Jon D. Krahulik, the President and Chief Operating Officer and a director of the Company, and a cousin of Anthony C. Hutton, a Vice President and a nominee for director of the Company.

  SANDRA E. LANEY                 Ms. Laney is Senior Vice President and the
  Director since 1986             Chief Administrative Officer of the Company
  Age: 50                         and has held these positions since November
                                  1993 and May 1991, respectively. Previously, from May 1984 to November 1993, she was a Vice President of the Company. Ms. Laney is a director of National, Omnicare and
                                  Roto-Rooter.

  KEVIN J. MCNAMARA               Mr. McNamara is an Executive Vice President
  Director since 1987             and the Secretary and General Counsel of the
  Age: 40                         Company and has held these positions since
                                  November 1993, August 1986 and August 1986, respectively. Previously, from May 1992 to November 1993 he was a Vice Chairman of the Company and from August 1986 to May 1992 he was a Vice President of the Company. He is a director of National, Omnicare and
                                  Roto-Rooter.

  JOHN M. MOUNT                   Mr. Mount is a Principal of Lynch-Mount
  Previously a director from      Associates, Cincinnati, Ohio (management
  May 1986 to April 1991          consulting), and has held this position since
  Age: 52                         November 1993. From April 1991 to November
                                  1993, Mr. Mount was Senior Vice President of
                                  Diversey Corporation, Detroit, Michigan
                                  (specialty chemicals) ("Diversey"), and
                                  President of Diversey's DuBois Industrial division. Previously, from May 1989 to April
                                  1991, Mr. Mount was an Executive Vice
                                  President of the Company and President of the Company's then wholly-owned subsidiary,
                                  DuBois Chemicals, Inc. He held the latter position from September 1986 to April 1991.

  TIMOTHY S. O'TOOLE              Mr. O'Toole is an Executive Vice President
  Director since August 1991      and the Treasurer of the Company and has held
  Age: 38                         these positions since May 1992. From February
                                  1989 to May 1992, he was a Vice President and Treasurer of the Company. From May 1988 to
                                  February 1989, he served as Vice President and Director of Taxes of the Company. He is a director of Vitas Healthcare Corporation, Omnicare and Roto-Rooter.

  D. WALTER ROBBINS, JR.          Mr. Robbins is a consultant to W. R. Grace &
  Director since 1970             Co. and has held this position since January
  Age: 74                         1987. He is a director of Grace, National,
                                  Omnicare and Roto-Rooter.

  PAUL C. VOET                    Mr. Voet is an Executive Vice President of
  Director since 1980             the Company and has held this position since
  Age: 47                         May 1991. Previously, from May 1988 to
                                  November 1993 he also served the Company as a Vice Chairman. Mr. Voet is President and
                                  Chief Executive Officer of National. He is a director of National, Omnicare and
                                  Roto-Rooter.

  HUGH A. WESTBROOK               Mr. Westbrook is Chairman and Chief Executive
  Director since March 1992       Officer of Vitas Healthcare Corporation
  Age: 49                         (formerly Hospice Care, Incorporated), Miami,
                                  Florida (comprehensive health care for
                                  terminally ill persons and their families).
                                  He has held these positions since September
                                  1983.


DIRECTORS EMERITI

  In May 1983, the Board of Directors adopted a policy of conferring the honorary designation of Director Emeritus upon former directors who have made valuable contributions to the Company and whose continued advice is believed to be of value to the Board of Directors. Under this policy, each Director Emeritus is furnished with a copy of all agendas and other materials furnished to members of the Board of Directors generally and is invited to attend all meetings of the Board; however, a Director Emeritus is not entitled to vote on any matters presented to the Board. In 1985, Dr. Herman B Wells, who served as a director of the Company from 1970 until 1985, was designated as a Director Emeritus, and in 1991, Leon Levy, who served as a director of the Company from 1982 to 1991, was designated as a Director Emeritus. Each Director Emeritus is paid an annual fee of $6,200, and for each meeting attended, a Director Emeritus is paid $200.

  It is anticipated that at the annual meeting of the Board of Directors, Mr. Neal Gilliatt, who has served as a director of the Company since 1970, will be designated a Director Emeritus. In addition, it is anticipated that Mr. Levy and Dr. Wells will each again be designated as a Director Emeritus.

COMPENSATION OF DIRECTORS

  Throughout 1993, each member of the Board of Directors who was not a regular employee of the Company or of a wholly-owned subsidiary of the Company was paid an annual fee of $3,200 and each member of a Committee of the Board (other than its chairman) was paid an additional annual fee of $1,600. For each meeting of the Board of Directors attended, a director was paid $800. A Committee member was paid $800 for each meeting of a Committee he attended unless the Committee met on the same day as the Board of Directors met, in which event, the Committee member was paid $400 for his attendance at the Committee meeting. Mr. Griffin is the only director who is an employee of a subsidiary which is not wholly-owned by the Company.

  In addition, in May 1993 each member of the Board of Directors (other than those serving on the Incentive Committee of either the Company or an affiliated company) was granted an unrestricted stock award covering 50 shares of the Company's Capital Stock under the Company's 1988 Stock Incentive Plan. Those directors who are members of the Incentive Committee of either the Company or an affiliated company were paid the cash equivalent of the 50 share stock award or $1,500.

  Throughout 1993, the chairman of each Committee of the Board of Directors was paid an annual fee in addition to the attendance fees referred to above. The chairman of the Audit Committee was paid at the rate of $5,350 per annum and the chairman of each of the Incentive Committee and the Compensation Committee was paid at the rate of $2,568 per annum. In addition, each member of the Board of Directors and of a Committee was reimbursed for his reasonable travel expenses incurred in connection with such meetings.

  The Company has a deferred compensation plan for non-employee directors under which certain directors who are non-regular employees of the Company or of a wholly- or partially-owned subsidiary of the Company participate. Under the plan, which is not a tax-qualified plan, an account is established for each participant to which amounts are credited quarterly at the rate of $4,000 per annum. Amounts credited to these accounts are used to purchase shares of the Company's Capital Stock and all dividends received on such shares are reinvested in such Capital Stock. Each participant is entitled to receive the balance in his account within 90 days following the date he ceases to serve as a director.

COMMITTEES AND MEETINGS OF THE BOARD

  The Company has the following Committees of the Board of Directors: Audit Committee, Compensation Committee and Incentive Committee. It does not have a nominating committee of the Board of Directors.

  The Audit Committee (a) recommends to the Board of Directors a firm of independent accountants to audit the Company and its consolidated subsidiaries
(b) reviews and reports to the Board of Directors on the Company's annual financial statements and the independent accountants' report on such financial statements and (c) meets with the Company's senior financial officers, internal auditors and independent accountants to review audit plans and work and other matters regarding the Company's accounting, financial reporting and internal control systems. The Audit Committee consists of Messrs. Erhart, Hoekman and Robbins. The Audit Committee met on two occasions during 1993.

  The Compensation Committee makes recommendations to the Board of Directors concerning (a) salary and incentive compensation payable to officers and certain other key employees of the Company, (b) establishment of incentive compensation plans and programs generally and (c) adoption and administration of certain employee benefit plans and programs. The Compensation Committee consists of Ms. Laney and Messrs. Cunningham, Erhart and Robbins. During 1993, the Compensation Committee met on four occasions.

  The Incentive Committee administers the Company's five Stock Incentive Plans and its 1983 Incentive Stock Option Plan. In addition, the Incentive Committee makes (a) grants of stock options and stock awards to key employees of the Company and (b) recommendations to the Board of Directors concerning additional year-end contributions by the Company under the Savings and Investment Plan. The Incentive Committee consists of Messrs. Cunningham, Erhart and Robbins. The Incentive Committee met on two occasions during 1993.

  During 1993, there were six meetings of the Board of Directors, and each director attended at least 75% of the aggregate of (a) the total number of meetings held by the Board of Directors and (b) the total number of meetings held by all Committees of the Board of Directors on which he served that were held during the period for which he was a director or member of any such Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Ms. Laney who served on the Compensation Committee during 1993 is a Senior Vice President and the Chief Administrative Officer of the Company.

                             EXECUTIVE COMPENSATION

JOINT REPORT OF THE COMPENSATION COMMITTEE AND INCENTIVE COMMITTEE ON EXECUTIVE COMPENSATION

  The Company believes that executive compensation must align executive officers' interests with those of the Company's stockholders and that such are served by having compensation directly and materially linked to financial and operating performance criteria which when successfully achieved will enhance stockholder value.

  The Company attempts to achieve this objective with an executive compensation package for its senior executives which combines base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and restricted stock awards along with various benefit plans, including pension plans, savings plans and medical benefits generally available to the employees of the Company.

  The executive compensation program is administered through the coordinated efforts of the Compensation Committee and the Incentive Committee of the Board of Directors. The membership of the Incentive Committee is comprised of outside directors (i.e. non-employees of the Company) and the Compensation Committee is composed of three outside directors and Ms. Laney, who is an executive officer of the Company. The Compensation Committee is responsible for the review, approval and recommendation to the Board of Directors of matters concerning base salary and annual cash incentive compensation for key executives of the Company. The recommendations of the Compensation Committee on such matters must be approved by the full Board of Directors. The Incentive Committee administers the Company's stock incentive plans under which it reviews and approves grants of stock options and restricted stock awards.

  Both the Compensation and Incentive Committees may use their discretion to set executive compensation where, in their collective judgment, external, internal or individual circumstances warrant.

  Following is a discussion of the components of the executive officer compensation program.

  In determining base salary levels for the Company's executive officers, the Compensation Committee takes into account the magnitude of responsibility of the position, individual experience and performance and specific issues particular to the Company. In general, base salaries are set at levels believed by this Compensation Committee to be sufficient to attract and retain qualified executives when considered with the other components of the Company's compensation structure.

  The Compensation Committee believes that a significant portion of total cash compensation should be linked to annual performance criteria. Consequently, the purpose of annual incentive compensation for senior executives and key managers is to provide a direct financial incentive in the form of an annual cash bonus to these executives to achieve their business unit's and the Company's annual goals. Operational and financial goals are established at the beginning of each fiscal year and generally take into account such measures of performance as sales and earnings growth, profitability, cash flow and return on investment. Other non-financial measures of performance relate to organizational development, product or service expansion and strategic positioning of the Company's assets.

  Individual performance is also taken into account in determining individual bonuses. It is the Company's belief that bonuses as a percent of a senior executive's salary should be sufficiently high to provide a major incentive for achieving annual performance targets. Bonuses for senior executives of the Company generally range from 25%-50% of base salary.

  The stock option and restricted stock program forms the basis of the Company's incentive plans for executive officers and key managers. The objective of these plans is to align executive and long-term stockholder interests by creating a strong and direct link between executive pay and stockholder return.

  Stock options and restricted stock awards are granted annually and are generally regarded as the primary incentive for long-term performance as they are granted at fair market value and have vesting restrictions which generally lapse over three- or four-year periods. The Committee considers each grantee's current option and award holdings in making grants. Both the amounts of restricted stock awards and proportion of stock options increase as a function of higher salary and position of responsibility within the Company.

  The Compensation and Incentive Committee have considered, and are continuing to review, the qualifying compensation regulations issued by the Internal Revenue Service in December 1993. As compensation for any individual is not currently expected to exceed the $1 million base, the Company is not presently affected by these regulations.

  The base salary of Mr. E. L. Hutton, Chairman and Chief Executive Officer of the Company, which was last increased on August 1, 1989, was increased at an annualized rate of 4.1% in 1993 to a base rate of $500,000. His cash bonus in respect of 1993 services was $224,000 which represents an increase of $29,000 over 1992 and 44.8% of his current base salary. Restricted stock awards having a value of $191,000 were granted to Mr. Hutton in respect of 1993 services and Mr. Hutton was granted 45,000 stock options. Factors considered in establishing the compensation levels in 1993 for Mr. Hutton were the Company's sales growth of 31% and growth in income from continuing earnings of 24.5%. The Compensation Committee and the Incentive Committee believe that Mr. Hutton's base salary, the increase in his cash bonus and the restricted stock awards granted to Mr. Hutton in respect of 1993 services are consistent with his performance as measured by these factors and the other criteria discussed above.

Compensation Committee:                      Incentive Committee:

Charles H. Erhart, Jr., Chairman             D. Walter Robbins, Jr., Chairman
James A. Cunningham                          Charles H. Erhart, Jr.
Sandra E. Laney                              James A. Cunningham
D. Walter Robbins, Jr.

Summary Compensation Table

  The following table shows the compensation paid to the Chief Executive Officer and the four most highly compensated executive officers of the Company for the past three years for all services rendered in all capacities to the Company and its subsidiaries:


- ----------------------------------------------------------------------------------------------------------------------------------
                                                        SUMMARY COMPENSATION TABLE
- ----------------------------------------------------------------------------------------------------------------------------------
                                 ANNUAL COMPENSATION                              LONG TERM COMPENSATION AWARDS
                                 -------------------         ---------------------------------------------------------------------
                                                               CHEMED     SECURITIES    ROTO-ROOTER    SECURITIES       NATIONAL
                                                             RESTRICTED   UNDERLYING    RESTRICTED     UNDERLYING      RESTRICTED
NAME AND                                                       STOCK        CHEMED         STOCK      ROTO-ROOTER        STOCK
PRINCIPAL                                                      AWARDS        STOCK        AWARDS         STOCK           AWARDS
POSITION             YEAR        SALARY($)     BONUS($)        ($)(1)     OPTIONS (#)     ($)(2)       OPTIONS(#)        ($)(3)
- ----------------------------------------------------------------------------------------------------------------------------------
E.L. Hutton          1993       $435,000       $224,000       $191,000       45,000     $120,000         31,500         $ 51,450
Chairman and         1992        422,000        195,000        157,500       70,000       57,000            -0-           45,357
CEO                  1991        422,000        185,450        390,000       58,975       50,000          8,000           40,000

J.D. Krahulik(7)     1993        137,500         42,500         30,000       25,000        6,000          4,000           12,250
President            1992            N/A            N/A            N/A          N/A          N/A            N/A              N/A
                     1991            N/A            N/A            N/A          N/A          N/A            N/A              N/A

P.C. Voet            1993        234,956         70,000            -0-        5,000          -0-            -0-           55,125
Executive Vice       1992        227,196         60,000            -0-       25,000          -0-            -0-           45,375
President            1991        224,563         48,000         10,000       20,750          -0-            500           40,000

K.J. McNamara        1993        135,090         32,500         27,000       16,000        4,500          3,000            7,350
Executive Vice       1992(10)     82,798          1,900         11,000       20,000          -0-            -0-            6,600
President,           1991(10)     82,798          4,950         16,000       13,750          -0-            500            6,000
Secretary and
General Counsel

T.S. O'Toole         1993         84,186         28,300         27,000       16,000        5,500          3,000            7,350
Executive Vice       1992         80,023         13,300         27,000       23,000          -0-            -0-            6,600
President and        1991         77,517         11,100         35,000       12,175       10,000            -0-            6,000
Treasurer
- ----------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------
                               SUMMARY COMPENSATION TABLE
- --------------------------------------------------------------------------------------
                                  LONG TERM COMPENSATION AWARDS
                                 -------------------------------
                                   SECURITIES       SECURITIES
                                   UNDERLYING       UNDERLYING
NAME AND                            NATIONAL         CHS STOCK        ALL OTHER
PRINCIPAL                             STOCK           OPTIONS       COMPENSATION
POSITION             YEAR          OPTIONS(#)         (#)(4)           ($)(5)
- --------------------------------------------------------------------------------------
E.L. Hutton          1993               -0-           10,000         $144,057(6)
Chairman and         1992               -0-              -0-          261,340
CEO                  1991            20,000           15,000              N/A

J.D. Krahulik(7)     1993               -0-              -0-           26,881(8)
President            1992               N/A              N/A              N/A
                     1991               N/A              N/A              N/A

P.C. Voet            1993               -0-              -0-           59,113(9)
Executive Vice       1992               -0-              -0-           98,167
President            1991            20,000              -0-              N/A

K.J. McNamara        1993               -0-              -0-           40,757(11)
Executive Vice       1992(10)           -0-              -0-           29,256
President,           1991(10)         1,000              -0-              N/A
Secretary and
General Counsel

T.S. O'Toole         1993               -0-            1,500           23,268(12)
Executive Vice       1992               -0-              -0-           34,864
President and        1991               -0-            2,000              N/A
Treasurer
- --------------------------------------------------------------------------------------

(1) The number and value of the aggregate restricted shares of Chemed Capital Stock held by the named executives at December 31, 1993, were as follows:
     E.L. Hutton -- 16,016 shares, $488,488; J.D. Krahulik -- -0- shares, $0.00;
     P.C. Voet -- 517 shares, $15,769; K.J. McNamara -- 844 shares, $25,742; and
     T.S. O'Toole -- 2,012 shares, $61,366. Restricted shares vest evenly over a three-year or four-year period. Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

(2) The number and value of the aggregate restricted shares of Roto-Rooter Common Stock held by the named executives at December 31, 1993 were as follows: E.L. Hutton -- 5,209 shares, $156,270; J.D. Krahulik -- -0-shares, $0.00; P.C. Voet -- -0- shares, $0.00; K.J. McNamara -- -0-shares, $0.00; and T.S. O'Toole 188 shares, $5,640. Restricted shares vest evenly over a three-year period. Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

(3) The number and value of the aggregate restricted shares of National Common Stock held by the named executives at December 31, 1993 were as follows; E.L. Hutton -- 7,001 shares, $94,514; J.D. Krahulik -- -0- shares, $0.00;
     P.C. Voet -- 9,669 shares, $130,532; K.J. McNamara -- 1,034 shares,
     $13,959; and T.S. O'Toole -- 1,034 shares, $13,959. Restricted shares vest evenly over a three-year or four-year period. Recipients receive dividends on the awarded shares and are entitled to vote them, whether or not vested.

(4) Convenient Home Services, Inc. ("CHS") is 30% owned by the Company and 70% owned by Roto-Rooter.

(5) In accordance with the transitional provisions applicable to the disclosure rules of the Securities and Exchange Commission, amounts of "All Other Compensation" for 1991 have been excluded.

(6) Includes $98,480 allocated to Mr. Hutton's account under the Company's Employee Stock Ownership Plans ("ESOP"), a $41,593 premium payment to purchase term life insurance under the Company's Executive Salary Protection Plan ("ESP"), and a $3,984 premium payment for term life insurance.

(7) Prior to 1993, Mr. Krahulik was not an executive officer of the Company. In February 1993, he was appointed Vice Chairman of the Board of Directors of the Company, and in November 1993, he became President of the Company. The amounts set forth in the chart for 1993 reflect the compensation Mr. Krahulik received for services rendered to the Company in both capacities.

(8) Includes $14,226 allocated to Mr. Krahulik's account under the ESOP, a $3,027 premium payment to purchase term life insurance under the ESP, a $528 premium payment for term life insurance, $5,100 in director fees from Roto-Rooter and $4,000 in director fees from National.

(9) Includes $48,895 allocated to Mr. Voet's account under the ESOP, a $3,142 premium payment to purchase term life insurance under the ESP, a $1,976 premium payment for term life insurance, and $5,100 in director fees from Roto-Rooter.

(10) Does not include compensation Mr. McNamara received as Executive Vice President and Chief Operating Officer of Omnicare.

(11) Includes $27,520 allocated to Mr. McNamara's account under the ESOP, a $710 premium payment to purchase term life insurance under the ESP, a $1,027 premium payment for term life insurance, $6,000 in director fees from Roto-Rooter and $5,500 in director fees from National.

(12) Includes $16,584 allocated to Mr. O'Toole's account under the ESOP, a $924 premium payment to purchase term life insurance under the ESP, a $660 premium payment for term life insurance and $5,100 in director fees from Roto-Rooter.

STOCK OPTIONS

   The table below shows information concerning Chemed stock options granted in 1993 to the named executives in the Summary Compensation Table.

                                       CHEMED OPTION GRANTS IN 1993
- ----------------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                        PRICE APPRECIATION
                            INDIVIDUAL GRANTS                                            FOR OPTION TERM
- -------------------------------------------------------------------------------  -------------------------------
                         NUMBER OF
                        SECURITIES   % OF TOTAL
                        UNDERLYING     OPTIONS
                          OPTIONS    GRANTED TO      EXERCISE
                          GRANTED     EMPLOYEES        PRICE       EXPIRATION
       NAME               (1)(#)       IN 1993       ($/SHARE)        DATE           5%($)            10%($)
- -------------------------------------------------------------------------------  -------------------------------
  E.L. Hutton             45,000       18.0%       $28.56          03/03/2003       $808,200       $2,048,400
  J.D. Krahulik           25,000       10.0         28.56          03/03/2003        449,000        1,138,000
  P.C. Voet                5,000        2.0         28.56          03/03/2003         89,800          227,600
  K.J. McNamara           16,000        6.3         28.56          03/03/2003        287,360          728,320
  T.S. O'Toole            17,000        6.8         28.56          03/03/2003        305,320          773,840
- -------------------------------------------------------------------------------  -------------------------------

  (1) These options, which were granted on February 3, 1993, provide for the purchase price of option shares equal to the fair market value of Chemed Capital Stock on that date, and become exercisable in four equal annual installments beginning on August 3, 1993.


  The table below shows information concerning Chemed stock options exercised during 1993 and the year-end number and value of unexercised Chemed stock options held by the executive officers named in the Summary Compensation Table.

- -------------------------------------------------------------------------------------------------------------------
                                        AGGREGATED CHEMED STOCK OPTION EXERCISES
                                        IN 1993 AND YEAR-END STOCK OPTION VALUES
- -------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                          SHARES                     UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                         ACQUIRED       VALUE        OPTONS AT 12/31/93 (#)              AT 12/31/93 ($)
                        ON EXERCISE   REALIZED   ------------------------------------------------------------------
       NAME                 (#)          ($)        EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
- -------------------------------------------------------------------------------------------------------------------
  E.L. Hutton             10,469      $311,099        75,000          73,750         $274,655        $282,175
  J.D. Krahulik              -0-           -0-         6,250          18,750           12,125          36,375
  P.C. Voet                5,774       175,655         9,500          23,500            2,973          86,275
  K.J. McNamara            3,926       109,536         7,550          25,750           33,540          85,430
  T.S. O'Toole             3,405       102,212        15,601          18,250           26,155          94,865
- -------------------------------------------------------------------------------------------------------------------

  The table below shows information concerning Roto-Rooter stock options granted in 1993 to the named executives in the Summary Compensation Table.

                                     ROTO-ROOTER OPTION GRANTS IN 1993
- ----------------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                        PRICE APPRECIATION
                            INDIVIDUAL GRANTS                                            FOR OPTION TERM
- -------------------------------------------------------------------------------  -------------------------------
                         NUMBER OF
                        SECURITIES   % OF TOTAL
                        UNDERLYING     OPTIONS
                          OPTIONS    GRANTED TO      EXERCISE
                          GRANTED     EMPLOYEES        PRICE       EXPIRATION
       NAME               (1)(#)       IN 1993       ($/SHARE)        DATE           5%($)            10%($)
- -------------------------------------------------------------------------------  -------------------------------
  E.L. Hutton           11,500 (1)       6.8%         $25.25       03/03/2003       $182,620         $462,760
                        20,000 (2)      11.9           23.88       05/17/2003        306,800          781,800
  J.D. Krahulik          4,000 (2)       2.4           23.88       05/17/2003         61,360          156,360
  P.C. Voet                -0-           0.0            0.00          --                0.00             0.00
  K.J. McNamara          2,000 (1)       1.2           25.25       03/03/2003         31,760           80,480
                         1,000 (2)       0.6           23.88       05/17/2003         15,340           39,090
  T.S. O'Toole           2,000 (1)       1.2           25.25       03/03/2003         31,760           80,480
                         1,000 (2)       0.6           23.88       05/17/2003         15,340           39,090
- -------------------------------------------------------------------------------  -------------------------------

  (1) These options, which were granted on March 3, 1993, provide for the purchase price of option shares equal to the fair market value of Roto-Rooter Common Stock on that date, and become exercisable in four equal annual installments beginning on March 3, 1994.
  (2) These options, which were granted on May 17, 1993, provide for the purchase price of option shares equal to the fair market value of Roto-Rooter Common Stock on that date and become exercisable in four equal annual installments beginning on May 17, 1994.
  (3) Percentage of total options granted to employees is based on the total number of options granted to Roto-Rooter employees.


      The table below shows information concerning Roto-Rooter stock options exercised during 1993 and the year-end number and value of unexercised Roto-Rooter stock options held by the executive officers named in the Summary Compensation Table.

- ------------------------------------------------------------------------------------------------------------------
                             AGGREGATED ROTO-ROOTER STOCK OPTION EXERCISES
                                IN 1993 AND YEAR-END STOCK OPTION VALUES
- ------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                          SHARES                     UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                         ACQUIRED       VALUE        OPTONS AT 12/31/93 (#)              AT 12/31/93 ($)
                        ON EXERCISE   REALIZED   -----------------------------------------------------------------
       NAME                 (#)          ($)        EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
- ------------------------------------------------------------------------------------------------------------------
  E.L. Hutton              8,417      $314,155             1          38,500          $    21        $262,395
  J.D. Krahulik              -0-           -0-           -0-           4,000              -0-          24,480
  P.C. Voet                  -0-           -0-         1,750             250           18,158           3,062
  K.J. McNamara              356        10,142           500           3,500            3,655          21,548
  T.S. O'Toole               -0-           -0-           -0-           3,000              -0-          15,625
- ------------------------------------------------------------------------------------------------------------------

The table below shows information concerning National stock options exercised during 1993 and the year-end number and value of unexercised National stock options held by the executive officers named in the Summary Compensation Table.

- ------------------------------------------------------------------------------------------------------------------
                           AGGREGATED NATIONAL STOCK OPTION EXERCISES
                            IN 1993 AND YEAR-END STOCK OPTION VALUES
- ------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                          SHARES                     UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                         ACQUIRED       VALUE        OPTONS AT 12/31/93 (#)              AT 12/31/93 ($)
                        ON EXERCISE   REALIZED   -----------------------------------------------------------------
       NAME                 (#)          ($)        EXERCISABLE   UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
- ------------------------------------------------------------------------------------------------------------------
  E.L. Hutton             17,500       $98,425        37,223          12,500         $167,504         $81,200
  J.D. Krahulik              -0-           -0-           -0-             -0-              -0-             -0-
  P.C. Voet               12,500        84,350        48,223          12,500          226,354          81,200
  K.J. McNamara              -0-           -0-         2,000             500            7,060           3,185
  T.S. O'Toole               -0-           -0-           -0-             -0-              -0-             -0-
- ------------------------------------------------------------------------------------------------------------------

  The table below shows information concerning Convenient Home Services, Inc. ("CHS") stock options granted in 1993 to the named executives in the Summary Compensation Table.

                                         CHS OPTION GRANTS IN 1993
- ----------------------------------------------------------------------------------------------------------------
                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                                                                                      ANNUAL RATES OF STOCK
                                                                                        PRICE APPRECIATION
                            INDIVIDUAL GRANTS                                            FOR OPTION TERM
- ---------------------------------------------------------------------------------------------------------------
                         NUMBER OF
                        SECURITIES   % OF TOTAL
                        UNDERLYING     OPTIONS
                          OPTIONS    GRANTED TO      EXERCISE
                          GRANTED     EMPLOYEES        PRICE       EXPIRATION
       NAME               (1)(#)       IN 1993       ($/SHARE)        DATE          5%($)            10%($)
- ---------------------------------------------------------------------------------------------------------------
  E.L. Hutton             10,000       14.7%        $3.62            03/03/03       $22,800          $57,700
  J.D. Kranhulik             -0-        0.0           --                --              -0-              -0-
  P.C. Voet                  -0-        0.0           --                --              -0-              -0-
  K.J. McNamara              -0-        0.0           --                --              -0-              -0-
  T.S. O'Toole             1,500        2.2          3.62            03/03/03         3,420            8,655
- ---------------------------------------------------------------------------------------------------------------

  (1) These options, which were granted on March 3, 1993, provide for the purchase price of option shares equal to the fair market value of CHS Common Stock on that date, and become exercisable over a five-year period with no shares being exercisable for two years, 20% exercisable on and after the first day of the third year, 50% exercisable on and after the first day of the fourth year, and 100% exercisable on and after the first day of the fifth year. Since CHS Common Stock is not publicly traded, the fair market value of the option shares on the date of the grant was based on an appraisal performed by Valuation Research as of that date.


  The table below shows information concerning the year-end number and value of unexercised CHS stock options held by the executive officers named in the Summary Compensation Table.

- -------------------------------------------------------------------------------------------------
                             1993 YEAR-END CHS STOCK OPTION VALUES
- -------------------------------------------------------------------------------------------------
                         NUMBER OF SECURITIES UNDERLYING      VALUE OF UNEXERCISED IN-THE-MONEY
                       UNEXERCISED OPTIONS AT 12/31/93(#)          OPTIONS AT 12/31/93($)
- -------------------------------------------------------------------------------------------------
       NAME               EXERCISABLE     UNEXERCISABLE         EXERCISABLE     UNEXERCISABLE
- -------------------------------------------------------------------------------------------------
  E.L. Hutton                3,000            22,000              $1,860            $7,440
  J.D. Krahulik                -0-               -0-                 -0-               -0-
  P.C. Voet                    -0-               -0-                 -0-               -0-
  K.J. McNamara                -0-               -0-                 -0-               -0-
  T.S. O'Toole                 400             3,100                 248               992
- -------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENTS

  The Company has entered into employment agreements with Messrs. E. L. Hutton, Voet, McNamara and O'Toole. Mr. Hutton's employment agreement provides for his continued employment as Chairman and Chief Executive Officer of the Company through May 3, 1998, subject to earlier termination under certain circumstances at a base salary of $422,000 per annum or such higher amounts as the Board of Directors may determine as well as participation in incentive compensation plans, stock incentive plans and other benefit plans. In the event of termination without cause, the agreement provides that Mr. Hutton will receive severance payments equal to 150% of his then current base salary plus the amount of incentive compensation most recently paid or approved in respect of the previous year, and the fair market value of all stock awards which have vested during the twelve months prior to termination for the balance of the term of the agreement. Messrs. Voet, O'Toole and McNamara have employment agreements which provide for their continued employment as senior executives of the Company through May 3, 1998, and are identical in all material respects to that of Mr. Hutton, except their respective agreements provide for a base salary of $227,196, $80,023 and $128,298 per annum or such higher amounts as the Board of Directors may determine. In addition, each agreement for Messrs. Hutton, Voet and McNamara provides for the officer's nomination as a director of the Company.

COMPARATIVE STOCK PERFORMANCE

  The graph below compares the yearly percentage change in the Company's cumulative total stockholder return on the Capital Stock (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the period December 31, 1988 to December 1, 1993, assuming dividend reinvestment, and (B) the difference between the Company's share price at December 31, 1988 and December 31, 1993; by (ii) the share price at December 31, 1988) with (1) the cumulative total return, assuming reinvestment of dividends, of the S & P 500 Stock Index and (2) Dow Jones Industrial Diversified Index.

                               CHEMED CORPORATION

                    TOTAL CUMULATIVE STOCKHOLDER RETURN FOR
                   FIVE-YEAR PERIOD ENDING DECEMBER 31, 1993



                                    [GRAPH]


- --------------------------------------------------------------------------------------------------------------
            DECEMBER 31...                            1988      1989     1990      1991      1992      1993
- --------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------
  Chemed                                             100.00    114.86    63.79     106.79   111.74    133.52
- --------------------------------------------------------------------------------------------------------------
  S&P 500                                            100.00    131.59   127.49     166.17   178.81    196.75
- --------------------------------------------------------------------------------------------------------------
  Dow Jones Industrial Diversified                   100.00    125.69   116.83     144.66   168.33    205.69
- --------------------------------------------------------------------------------------------------------------


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information with respect to the only persons who are known to be the beneficial owners of more than 5% of the Capital Stock of the Company:

- ----------------------------------------------------------------------------------------------------------
                                                                                                PERCENT
                        NAME AND ADDRESS OF               AMOUNT AND NATURE OF                  OF CLASS
    TITLE OF CLASS       BENEFICIAL OWNER                 BENEFICIAL OWNERSHIP                    (2)
- ----------------------------------------------------------------------------------------------------------
   Capital Stock         The Fifth Third Bank       1,447,877 shares; Trustee of the             14.5%
   Par Value             Fifth Third Center         Company's Savings and Investment Plan
   $1 Per Share          Cincinnati, Ohio           and Employee Stock Ownership Plans (1)
- ----------------------------------------------------------------------------------------------------------

  (1) Shared voting power, 1,052,494 shares; and shared dispositive power, 1,396,844 shares.

  (2) For purposes of calculating Percent of Class, all shares subject to stock options which were exercisable within 60 days from February 28, 1994 were assumed to have been issued.


  The following table sets forth information as of February 28, 1994 with respect to the Capital Stock of the Company, Roto-Rooter Common Stock and National Common Stock beneficially owned by all nominees and directors of the Company, the executive officers named in the Summary Compensation Table and the Company's directors and executive officers as a group:

- ------------------------------------------------------------------------------------------------------------
                                                          AMOUNT AND NATURE OF                 PERCENT OF
         NAME             TITLE OF CLASS                BENEFICIAL OWNERSHIP (1)               CLASS (2)
- ------------------------------------------------------------------------------------------------------------
  E.L. Hutton           Chemed Capital Stock                 66,403  Direct
                                                             75,000  Option
                                                              4,000  Trustee
                        Roto-Rooter Common Stock             33,374  Direct
                                                              2,876  Option
                                                              5,000  Trustee
                        National Common Stock                24,509  Direct
                                                             42,223  Option

  J.A. Cunningham       Chemed Capital Stock                  1,000  Direct
                                                                500  Trustee
                        Roto-Rooter Common Stock              1,000  Direct
                        National Common Stock                 1,000  Direct

  J.H. Devlin           Chemed Capital Stock                  2,443  Direct
                                                              2,500  Direct
                        Roto-Rooter Common Stock                  None
                        National Common Stock                     None

  C.H. Erhart, Jr.      Chemed Capital Stock                  1,500  Direct
                        Roto-Rooter Common Stock              6,666  Direct
                        National Common Stock                 5,000  Direct

  J.F. Gemunder         Chemed Capital Stock                  6,301  Direct
                                                              1,250  Option
                        Roto-Rooter Common Stock                290  Direct
                                                                750  Option
                        National Common Stock                   400  Direct

  N. Gilliatt           Chemed Capital Stock                  3,400  Direct
                        Roto-Rooter Common Stock              6,666  Direct
                        National Common Stock                 1,000  Direct

  J.P. Grace            Chemed Capital Stock                    100  Direct
                        Roto-Rooter Common Stock                100  Direct
                                                              1,625  Option
                        National Common Stock                   200  Direct
                                                              1,312  Option

  W.R. Griffin          Chemed Capital Stock                  4,014  Direct
                                                              5,500  Option
                        Roto-Rooter Common Stock             21,255  Direct
                                                             21,375  Option
                        National Common Stock                 2,000  Direct
                                                              1,312  Option

  W.J. Hoekman          Chemed Capital Stock                117,900  Trustee (3)                 1.2%
                        Roto-Rooter Common Stock             75,800  Trustee (3)                 1.5%
                        National Common Stock                     None

  A.C. Hutton           Chemed Capital Stock                 13,421  Direct
                                                             18,000  Option
                                                                     Trustee (4)
                        Roto-Rooter Common Stock              2,250  Direct
                        National Common Stock                 2,250  Direct
- ------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------
                                                          AMOUNT AND NATURE OF                 PERCENT OF
         NAME             TITLE OF CLASS                BENEFICIAL OWNERSHIP (1)               CLASS (2)
- ------------------------------------------------------------------------------------------------------------
  T.C. Hutton           Chemed Capital Stock                 19,170  Direct
                                                              4,000  Option
                                                              5,000  Trustee (4)
                        Roto-Rooter Common Stock              3,947  Direct
                                                              1,375  Option
                                                              5,000  Trustee
                        National Common Stock                 3,265  Direct
                                                              1,937  Option
  J.D. Krahulik         Chemed Capital Stock                  2,491  Direct
                                                              6,250  Option
                        Roto-Rooter Common Stock                350  Direct
                        National Common Stock                 1,150  Direct

  S.E. Laney            Chemed Capital Stock                 18,891  Direct
                                                             22,050  Option
                                                                     Trustee (4)
                        Roto-Rooter Common Stock              3,368  Direct
                                                                625  Option
                        National Common Stock                 2,602  Direct
                                                                750  Direct

  K.J. McNamara         Chemed Capital Stock                  8,090  Direct
                                                              9,500  Option
                                                                     Trustee (4)
                        Roto-Rooter Common Stock              1,373  Direct
                                                              1,125  Option
                        National Common Stock                 2,376  Direct
                                                              2,250  Option

  J.M. Mount            Chemed Capital Stock                  4,927  Direct
                        Roto-Rooter Common Stock                  None
                        National Common Stock                     None

  T.S. O'Toole          Chemed Capital Stock                  9,868  Direct
                                                              7,550  Option
                        Roto-Rooter Common Stock              1,392  Direct
                                                                500  Option
                        National Common Stock                 2,164  Direct

  D.W. Robbins, Jr.     Chemed Capital Stock                  2,000  Direct
                        Roto-Rooter Common Stock              1,000  Direct
                        National Common Stock                 2,000  Direct

  A.V. Tucker           Chemed Capital Stock                  5,974  Direct
                                                             12,710  Direct
                        Roto-Rooter Common Stock                  None
                        National Common Stock                   200  Direct

  P.C. Voet             Chemed Capital Stock                 19,471  Direct
                                                             15,250  Option
                                                                     Trustee (4)
                        Roto-Rooter Common Stock              1,866  Direct
                                                                625  Option
                        National Common Stock                29,877  Direct
                                                             53,223  Option

  H.A. Westbrook        Chemed Capital Stock                  1,100  Direct
                        Roto-Rooter Common Stock                  None
                        National Common Stock                     None
- ------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------
                                                          AMOUNT AND NATURE OF                 PERCENT OF
         NAME             TITLE OF CLASS                BENEFICIAL OWNERSHIP (1)               CLASS (2)
- -------------------------------------------------------------------------------------------------------------
  Directors and Executive    Chemed Capital Stock          190,564  Direct                      1.9%
  Officers as a Group                                      175,013  Trustee (5)                 1.7%
  (20 persons)                                             179,560  Option                      1.7%
                             Roto-Rooter Common Stock       84,897  Direct                      1.6%
                                                            85,800  Trustee (5)                 1.6%
                                                            30,876  Option
                             National Common Stock          79,993  Direct                      1.3%
                                                                --  Trustee
                                                           103,007  Option                      1.7%
- -------------------------------------------------------------------------------------------------------------

  FOOTNOTES TO STOCK OWNERSHIP TABLE


  (1) Includes securities beneficially owned (a) by the named persons or group members, their spouses and their minor children (including shares of Chemed Capital Stock, Roto-Rooter Common Stock and National Common Stock allocated as at December 31, 1993 to the account of each named person or member of the group under the Company's Savings and Investment Plan and under the Company's ESOP, or with respect to Mr. Gemunder allocated to his account as at December 31, 1993 under the Omnicare Employees Savings and Investment Plan, or with respect to Mr. Griffin, allocated to his account as at December 31, 1993 under the Roto-Rooter Retirement and Savings Plan), (b) by trusts and custodianships for their benefit and (c) by trusts and other entities as to which the named person or group has or shares the power to direct voting or investment of securities. "Direct" refers to securities in categories (a) and (b) and "Trustee" to securities in category (c). Where securities would fall into both "Direct" and "Trustee" classifications, they are included under "Trustee" only. "Option" refers to shares which the named person or group has a right to acquire within 60 days from February 28, 1994. For purposes of determining the Percent of Class, all shares subject to stock options which were exercisable within 60 days from February 28, 1994 were assumed to have been issued.
  (2) Percent of Class under 1.0% is not shown.
  (3) Comprises shares with respect to which Mr. Hoekman shares the power to direct the voting as a member of a bank trust committee.
  (4) Messrs. A. Hutton, T. Hutton, McNamara and Voet and Ms. Laney are trustees of the Chemed Foundation which holds 52,113 shares of the Company's Capital Stock over which the trustees share both voting and investment power. This number is included in the total number of "Trustee" shares held by the Directors and Executive Officers as a group but is not reflected in the respective holdings of the individual trustees.
  (5) Shares over which more than one individual holds beneficial ownership have only been counted once in calculating the aggregate number of shares owned by Directors and Executive Officers as a group.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the regulations thereunder, the Company's executive officers and directors and persons who own more than 10 percent of the Company's Capital Stock are required to file reports with respect to their ownership and changes in ownership of the Company's Capital Stock with the Securities and Exchange Commission ("SEC"). In addition, such persons are required to forward copies of such reports to the Company. Based on a review of the copies of such reports furnished to the Company and on the written representation of such non-reporting persons that with respect to 1993, no reports on Form 5 were required to be filed with the SEC, the Company believes that during the period January 1, 1993 through December 31, 1993, the Company's officers and directors and greater-than-10 percent stockholders have complied with all Section 16(a) reporting requirements.

                                  TRANSACTIONS

  Mr. Westbrook is a director and, on a fully diluted basis, a 18.88% owner of Vitas Healthcare Corporation, formerly Hospice Care Incorporated ("HCI"). On December 17, 1991, the Company purchased 270,000 shares of 9% preferred stock of HCI and two warrants entitling the Company to purchase, on a fully diluted basis (subject to the terms of the warrants), in the aggregate up to 22.28% of the common stock of HCI at a cost of $18,000,000. The Company receives $2,430,000 in annual cash dividends from its investment in the HCI preferred stock.

  During 1993, Mr. Cunningham was a Senior Chemical Adviser for Wertheim Schroder & Co. Incorporated which performed investment banking services for the Company.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected the firm of Price Waterhouse as independent accountants for the Company and its consolidated subsidiaries for the year 1994. This firm has acted as independent accountants for the Company and its consolidated subsidiaries since 1970. Although the submission of this matter to the stockholders is not required by law or by the By-Laws of the Company, the selection of Price Waterhouse will be submitted for ratification at the Annual Meeting. The affirmative vote of a majority of the voting power of the stockholders represented at the meeting will be necessary to ratify the selection of Price Waterhouse as independent accountants for the Company and its consolidated subsidiaries for the year 1994. If the selection is not ratified at the meeting, the Board of Directors will reconsider its selection of independent accountants.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION.

  It is expected that a representative of Price Waterhouse will be present at the Company's Annual Meeting. Such representative shall have the opportunity to make a statement if he desires to do so and shall be available to respond to appropriate questions raised at the meeting.

                             STOCKHOLDER PROPOSALS

  Any proposals by stockholders intended to be included in the proxy materials for presentation at the 1995 Annual Meeting of Stockholders must be in writing and received by the Secretary of the Company no later than December 6, 1994.

                                 OTHER MATTERS

  As of the date of this Proxy Statement, the management knows of no other matters which will be presented for consideration at the Annual Meeting. However, if any other business should come before the meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.

                            EXPENSES OF SOLICITATION

  The expense of soliciting proxies in the accompanying form will be borne by the Company. The Company will request banks, brokers and other persons holding shares beneficially owned by others to send proxy materials to the beneficial owners and to secure their voting instructions, if any. The Company will reimburse such persons or institutions for their expenses in so doing. In addition to solicitation by mail, officers and regular employees of the Company may, without extra remuneration, solicit proxies personally, by telephone or by telegram from some stockholders if such proxies are not promptly received. The Company has also retained D. F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of such proxies at a cost which is not expected to exceed $6,500 plus reasonable expenses. This Proxy Statement and the accompanying Notice of Meeting are sent by order of the Board of Directors.




                                    Kevin J. McNamara
                                        Secretary


April 5, 1994

CHEMED CORPORATION
2600 CHEMED CENTER
255 EAST FIFTH STREET                 PLEASE MARK, SIGN, DATE AND RETURN PROXY
CINCINNATI, OHIO 45202                CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS, MAY 16, 1994.

The undersigned hereby appoints E.L. Hutton and K.J. McNamara as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of stock of Chemed Corporation held of record by the undersigned on March 18, 1994, at the Annual Meeting of Stockholders to be held on May 16, 1994, or at any adjournment thereof.

                  (Continued and to be signed on reverse side)

 1.  Election of Directors (mark only one box):

/   / FOR all nominees listed.

J. Peter Grace
Edward L. Hutton
Jon D. Krahulik
James A. Cunningham
James H. Devlin
Charles H. Erhart, Jr.

/   / FOR nominees listed EXCEPT those whose names I have stricken.

Joel F. Gemunder
William R. Griffin
Anthony C. Hutton
Thomas C. Hutton
Sandra E. Laney

/   / WITHHOLD ALL AUTHORITY to vote in the selection of directors.

Kevin J. McNamara
John M. Mount
Timothy S. O'Toole
D. Walter Robbins, Jr.
Paul C. Voet
Hugh A. Westbrook

 2. Ratifying the selection of independent accountants.

/   / FOR
/   / AGAINST
/   / ABSTAIN

 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS (1) AND (2).


DATED:
      -----------------------------------, 1994
            (Be sure to date Proxy)

SIGNED:
       ----------------------------------------


       ----------------------------------------
       (Please sign exactly as names appear at left)

       When signed on behalf of a corporation,
       partnership, estate, trust, or other
       stockholder, state your title or capacity or otherwise indicate that you are authorized to sign.